UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2008

Date of reporting period: July 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Technology Fund

July 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 17, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Technology Fund (the “Fund”) for the annual reporting period ended July 31, 2008.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in equity securities of companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively). The Fund will normally invest at least 80% of its net assets in the equity securities of these companies.

Normally, the Fund invests in about 40-70 companies from multiple technology-related industry segments in an attempt to maximize opportunity and reduce risk. When selecting securities, AllianceBernstein L.P. (the “Adviser”) emphasizes companies that are demonstrating improving fundamentals and favorable earnings momentum and trends.

The Fund invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Fund invests in both developed and emerging-market countries, and may invest without limit in securities of issuers in any one country. The Fund may also invest in synthetic foreign equity securities. The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies.

Recently, the Board of Directors (the “Board”) of the Fund approved proposals to rename the Fund “AllianceBernstein Global Thematic Growth Fund, Inc.” and to change the Fund’s investment strategy from its focus on companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements (“technology companies”) to an investment strategy pursuing opportunistic growth across multiple industries. In connection with the change in the Fund’s name, the Board approved the elimination of the Fund’s policy to invest at least 80% of its net assets in technology companies. The Board also approved the acquisition of the assets and liabilities of AllianceBernstein Global Health Care Fund, Inc. These changes, which are expected to become effective on or about November 3, 2008, are more fully described in the Supplement to the Current Prospectus dated August 13, 2008, previously distributed to shareholders.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index, for the six- and 12-month periods

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	1

ended July 31, 2008. Also included is the performance of the MSCI World Index and the Lipper Science and Technology Index (the “Lipper Index”), a performance index of the largest qualifying funds that have a science and technology investment objective.

For the 12-month period ended July 31, 2008, the Fund’s Class A shares without sales charges underperformed the benchmark, the MSCI World Information Technology Index, while slightly outperforming the peer group, represented by the Lipper Index, although the Fund, the benchmark and the Lipper Index all performed in the negative. For the six-month period ended July 31, 2008, the Fund’s Class A shares without sales charges underperformed the benchmark and the peer group. The Fund outperformed the broader global market, as represented by the MSCI World Index, during both periods, although both the Fund and the MSCI World Index had negative returns.

For the 12-month period ended July 31, 2008, the Fund’s relative underperformance compared to the MSCI World Information Technology Index was driven primarily by negative stock selection in the Internet segment and an industry allocation that underweighted the computer services group, which outperformed during the period. Currency movements—a by-product of the Fund’s stock-specific approach to global technology investing—had a negative impact on relative U.S. dollar returns, as the Fund was underweight in European and Japanese stocks for fundamental reasons. Positive stock selection among communication equipment stocks, and underweighting electronic equipment names, only partly offset the negative factors during the period.

During the six-month period ended July 31, 2008, the relative underperformance compared to the MSCI World Information Technology Index was driven primarily by unfavorable industry allocation. Overweights among cellular, telecommunications and semiconductor capital equipment names and an underweight in the computer services segment all detracted from relative performance. Stock selection was unfavorable within the Internet and electronic equipment segments. On the positive side, the Fund benefited from strong stock selection among communication equipment, semiconductor, electronic component and software names, but not enough to offset the negative factors.

Market Review and Investment Strategy

The 12-month period ended July 31, 2008, was a volatile one for technology investors. As global macroeconomic conditions worsened and the financial services sector crisis persisted, risk-averse investors moved away from technology exposures. That said, technology in the aggregate outperformed the broader markets during the period, as sector fundamentals proved relatively resilient. Still, many technology companies tempered their earnings outlooks during the reporting period, on worsening demand conditions and low visibility. Companies were faced with higher input costs from rising raw material and

2	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

labor prices, increased price competition and higher marketing expenses aimed at stimulating demand. Within the technology sector, the typically more defensive computer services, software and hardware/storage segments outperformed in the aggregate, while semiconductor components and capital equipment, electronics and contract manufacturers and communication equipment generally underperformed.

During the most recent six-month period ended July 31, 2008, the Fund’s holdings in computer services, semiconductor components and capital equipment, electronic components and equipment and broadcasting companies were increased.

Positions in telecommunications and cellular services, communication equipment, software and the Internet were reduced. As of July 31, 2008, the Fund’s largest overweights were in cellular and telecommunications services, semiconductor components and capital equipment and broadcasting. Its largest underweights were in electronics, communication equipment, hardware/storage and software companies. Geographically, the Fund’s exposure to U.S. names was substantially increased and reflected an overweight position as of July 31, 2008, while exposures to Europe and the emerging markets in the European and Asia ex-Japan regions were decreased.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World Information Technology Index nor the MSCI World Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of technology stocks from around the world. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The unmanaged Lipper Science & Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.) These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Information Technology Index and MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund invests a substantial portion of its assets in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Fund may invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund can invest in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. In addition, because the Fund will invest in foreign currency-denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Technology Fund†
Class A	-3.36%	-9.06%

Class B	-3.75%	-9.81%

Class C	-3.72%	-9.73%

Advisor Class*	-3.21%	-8.79%

Class R*	-3.36%	-9.11%

Class K*	-3.23%	-8.85%

Class I*	-3.06%	-8.50%

MSCI World Information Technology Index (Net)	-1.96%	-8.99%

MSCI World Index (Net)	-5.53%	-10.88%

Lipper Science & Technology Index	-1.57%	-9.26%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†  Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended July 31, 2008, by 0.32%.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/31/98 TO 7/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Technology Fund Class A shares (from 7/31/98 to 7/31/08) as compared to the performance of the Fund’s benchmark, the MSCI World Information Technology Index, and the broad market, the MSCI World Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-9.06%	-12.92%
5 Years	6.28%	5.36%
10 Years	1.44%	1.00%

Class B Shares
1 Year	-9.81%	-13.42%
5 Years	5.45%	5.45%
10 Years(a)	0.83%	0.83%

Class C Shares
1 Year	-9.73%	-10.63%
5 Years	5.51%	5.51%
10 Years	0.70%	0.70%

Advisor Class Shares†
1 Year	-8.79%	-8.79%
5 Years	6.61%	6.61%
10 Years	1.75%	1.75%

Class R Shares†
1 Year	-9.11%	-9.11%
Since Inception*	3.61%	3.61%

Class K Shares†
1 Year	-8.85%	-8.85%
Since Inception*	5.48%	5.48%

Class I Shares†
1 Year	-8.50%	-8.50%
Since Inception*	5.79%	5.79%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios are 1.45%, 2.26%, 2.19%, 1.15%, 1.60%, 1.22% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2008)
SEC Returns
Class A Shares
1 Year	-10.00%
5 Years	7.34%
10 Years	1.40%

Class B Shares
1 Year	-10.48%
5 Years	7.43%
10 Years(a)	1.22%

Class C Shares
1 Year	-7.61%
5 Years	7.49%
10 Years	1.09%

Advisor Class Shares†
1 Year	-5.72%
5 Years	8.61%
10 Years	2.15%

Class R Shares†
1 Year	-6.08%
Since Inception*	4.27%

Class K Shares†
1 Year	-5.81%
Since Inception*	6.46%

Class I Shares†
1 Year	-5.48%
Since Inception*	6.77%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2008		Ending Account Value July 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$966.39	$1,017.55	$7.19	$7.37
Class B	$1,000	$1,000	$962.48	$1,013.38	$11.27	$11.56
Class C	$1,000	$1,000	$962.75	$1,013.87	$10.78	$11.07
Advisor Class	$1,000	$1,000	$967.87	$1,019.05	$5.72	$5.87
Class R	$1,000	$1,000	$966.37	$1,017.65	$7.09	$7.27
Class K	$1,000	$1,000	$967.69	$1,018.95	$5.82	$5.97
Class I	$1,000	$1,000	$969.42	$1,020.89	$3.92	$4.02
*	Expenses are equal to the classes’ annualized expense ratios of 1.47%, 2.31%, 2.21%, 1.17%, 1.45%, 1.19% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Fund Expenses

PORTFOLIO SUMMARY

JULY 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $1,299.6

*	All data are as of July 31, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

July 31, 2008

Company	U.S. $ Value	Percent of Net Assets
International Business Machines Corp.	$101,104,200	7.8%
Apple, Inc.	81,255,240	6.2
Intel Corp.	79,162,825	6.1
Google, Inc.—Class A	68,314,750	5.3
Hewlett-Packard Co.	65,950,080	5.1
QUALCOMM, Inc.	54,111,452	4.2
Cisco Systems, Inc.	53,578,635	4.1
Research In Motion Ltd.	42,937,872	3.3
Nintendo Co. Ltd.	40,610,043	3.1
Microsoft Corp.	37,564,060	2.9
	$624,589,157	48.1%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Technology Hardware & Equipment – 39.5%
Communications Equipment – 14.5%
Cisco Systems, Inc.(a)	2,436,500	$53,578,635
CommScope, Inc.(a)	117,900	5,257,161
F5 Networks, Inc.(a)	470,600	13,717,990
Juniper Networks, Inc.(a)	748,400	19,480,852
QUALCOMM, Inc.	977,800	54,111,452
Research In Motion Ltd.(a)	349,600	42,937,872

		189,083,962

Computers & Peripherals – 20.5%
Apple, Inc.(a)	511,200	81,255,240
EMC Corp.(a)	1,186,400	17,807,864
Hewlett-Packard Co.	1,472,100	65,950,080
International Business Machines Corp.	790,000	101,104,200

		266,117,384

Electronic Equipment & Instruments – 3.7%
Amphenol Corp. – Class A	488,200	23,272,494
Tyco Electronics Ltd.	745,700	24,712,498

		47,984,992

Office Electronics – 0.8%
Konica Minolta Holdings, Inc.	601,500	9,877,053

		513,063,391

Software & Services – 33.8%
Internet Software & Services – 7.0%
Akamai Technologies, Inc.(a)	609,300	14,221,062
Equinix, Inc.(a)	107,500	8,746,200
Google, Inc. – Class A(a)	144,200	68,314,750

		91,282,012

IT Services – 7.2%
Alliance Data Systems Corp.(a)	288,300	18,494,445
Cap Gemini SA	232,532	14,845,223
Global Payments, Inc.	244,100	10,811,189
Infosys Technologies Ltd. (Sponsored) (ADR)	439,700	17,319,783
Visa, Inc. – Class A	313,600	22,911,616
The Western Union Co. – Class W	331,000	9,148,840

		93,531,096

Software – 19.6%
Activision Blizzard, Inc.(a)	459,200	16,522,016
Adobe Systems, Inc.(a)	708,500	29,296,475
Cadence Design Systems, Inc.(a)	387,900	2,866,581
Concur Technologies, Inc.(a)	151,000	6,224,220

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Arts, Inc.(a)	273,200	$11,796,776
McAfee, Inc.(a)	306,200	10,028,050
Microsoft Corp.	1,460,500	37,564,060
Nintendo Co. Ltd.	83,700	40,610,043
Oracle Corp.(a)	482,800	10,394,684
Red Hat, Inc.(a)	922,100	19,714,498
Salesforce.com, Inc.(a)	400,300	25,535,137
SAP AG	422,606	24,470,235
SuccessFactors, Inc.(a)	635,700	6,693,921
Symantec Corp.(a)	335,700	7,073,199
VMware, Inc. – Class A(a)	173,300	6,212,805

		255,002,700

		439,815,808

Semiconductors & Semiconductor Equipment – 16.4%
Semiconductors & Semiconductor Equipment – 16.4%
Analog Devices, Inc.	689,600	21,039,696
Applied Materials, Inc.	1,814,100	31,420,212
Broadcom Corp. – Class A(a)	702,750	17,069,797
Intel Corp.	3,567,500	79,162,825
Intersil Corp. – Class A	533,700	12,878,181
Lam Research Corp.(a)	233,700	7,686,393
Marvell Technology Group Ltd.(a)	660,200	9,764,358
ON Semiconductor Corp.(a)	846,600	7,949,574
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	1,207,619	11,472,385
Tokyo Electron Ltd.	265,900	14,903,034

		213,346,455

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 1.0%
Tw Telecom, Inc. – Class A(a)	237,400	3,793,652
Vimpel-Communications (Sponsored) (ADR)	353,000	8,906,190

		12,699,842

Wireless Telecommunication Services – 3.3%
America Movil SAB de CV Series L (ADR)	127,100	6,417,279
MTN Group Ltd.	806,601	13,806,409
NTT Docomo, Inc.	4,890	7,942,726
Sprint Nextel Corp.	1,771,400	14,419,196

		42,585,610

		55,285,452

Media – 2.1%
Media – 2.1%
The DIRECTV Group, Inc.(a)	736,000	19,886,720
Discovery Holding Co. – Class A(a)	225,300	4,478,964
Eutelsat Communications	121,375	3,381,209

		27,746,893

12	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Goods – 1.1%
Electrical Equipment – 1.1%
EnerSys(a)	119,600	$3,860,688
First Solar, Inc.(a)	35,000	9,978,850

		13,839,538

Consumer Durables & Apparel – 0.5%
Household Durables – 0.5%
Sony Corp.	164,700	6,228,153

Total Common Stocks (cost $1,171,088,133)		1,269,325,690

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $20,550,709)	20,550,709	20,550,709

Total Investments – 99.3% (cost $1,191,638,842)		1,289,876,399
Other assets less liabilities – 0.7%		9,726,639

Net Assets – 100.0%		$1,299,603,038

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2008

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,171,088,133)	$1,269,325,690
Affiliated issuers (cost $20,550,709)	20,550,709
Foreign currencies, at value (cost $13,450,375)	13,700,061
Receivable for investment securities sold	17,013,775
Receivable for capital stock sold	7,411,642
Dividends receivable	1,264,805

Total assets	1,329,266,682

Liabilities
Payable for investment securities purchased and foreign currency transactions	16,550,578
Payable for capital stock redeemed	9,392,008
Advisory fee payable	2,438,632
Distribution fee payable	528,105
Transfer Agent fee payable	302,605
Administrative fee payable	38,273
Accrued expenses	413,443

Total liabilities	29,663,644

Net Assets	$1,299,603,038

Composition of Net Assets
Capital stock, at par	$208,490
Additional paid-in capital	3,357,040,630
Accumulated net investment loss	(558,680)
Accumulated net realized loss on investment and foreign currency transactions	(2,155,570,260)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	98,482,858

$1,299,603,038

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$938,400,222	14,585,107	$64.34	*

B	$184,614,793	3,255,154	$56.71

C	$138,552,834	2,435,853	$56.88

Advisor	$31,545,769	472,264	$66.80

R	$3,903,861	60,906	$64.10

K	$2,440,647	37,536	$65.02

I	$144,912	2,206.60	$65.67

*	The maximum offering price per share for Class A shares was $67.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2008

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $442,728)	$14,395,253
Affiliated issuers	1,302,776
Interest	153,472	$15,851,501

Expenses
Advisory fee (see Note B)	11,395,787
Distribution fee—Class A	3,079,431
Distribution fee—Class B	3,164,219
Distribution fee—Class C	1,664,925
Distribution fee—Class R	16,780
Distribution fee—Class K	4,609
Transfer agency—Class A	3,724,695
Transfer agency—Class B	1,520,285
Transfer agency—Class C	667,590
Transfer agency—Advisor Class	147,737
Transfer agency—Class R	6,426
Transfer agency—Class K	3,255
Transfer agency—Class I	23
Custodian	479,768
Printing	183,857
Registration fees	125,899
Administrative	115,640
Audit	69,550
Directors’ fees	42,687
Legal	26,553
Miscellaneous	38,384

Total expenses	26,478,100
Less: expense offset arrangement (see Note B)	(177,695)

Net expenses		26,300,405

Net investment loss		(10,448,904)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		45,614,332 (a)
Foreign currency transactions		(540,079)
Net change in unrealized appreciation/depreciation of: Investments		(170,368,114)
Foreign currency denominated assets and liabilities		167,805

Net loss on investment and foreign currency transactions		(125,126,056)

Contribution from Adviser (see Note B)		87,146

Net Decrease in Net Assets from Operations		$(135,487,814)

(a)	Includes class action settlement proceeds of $4,694,483.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2008	Year Ended July 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(10,448,904)	$(17,474,388)
Net realized gain on investment and foreign currency transactions	45,074,253	298,910,638
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(170,200,309)	158,795,054
Contribution from Adviser (see Note B)	87,146	– 0	–

Net increase (decrease) in net assets from operations	(135,487,814)	440,231,304
Capital Stock Transactions
Net decrease	(214,755,397)	(455,255,706)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	9,175	– 0	–

Total decrease	(350,234,036)	(15,024,402)
Net Assets
Beginning of period	1,649,837,074	1,664,861,476

End of period (including accumulated net investment loss of ($558,680) and ($649,211), respectively)	$1,299,603,038	$1,649,837,074

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Global Technology Fund, Inc. (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	17

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

18	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	19

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

During the year ended July 31, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $85,584 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

During the year ended July 31, 2008, the Adviser reimbursed the Fund $1,562 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund paid $115,640 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $3,435,695 for the year ended July 31, 2008.

For the year ended July 31, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $177,695 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $20,749 from the sale of Class A shares and received $21,202, $128,446 and $9,925 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2008.

20	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2008 is as follows:

Market Value July 31, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value July 31, 2008 (000)
$19,271	$722,213	$720,933	$1,303	$20,551

Brokerage commissions paid on investment transactions for the year ended July 31, 2008 amounted to $3,968,419, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $66,196,058, $7,569,751, $104,858 and $8,617 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	21

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,785,364,933		$2,002,383,264
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$1,214,392,144

Gross unrealized appreciation	$113,565,812
Gross unrealized depreciation	(38,081,557)

Net unrealized appreciation	$75,484,255

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of July 31, 2008, the Fund had no securities out on loan. For the year ended July 31, 2008, the Fund earned fee income of $128,928 which is included in interest income in the accompanying statement of operations.

22	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2008	Year Ended July 31, 2007	Year Ended July 31, 2008	Year Ended July 31, 2007

Class A
Shares sold	1,889,753	1,418,510	$138,339,876	$91,921,129

Shares converted from Class B	2,186,565	1,654,606	155,854,549	108,939,611

Shares redeemed	(3,599,304)	(5,074,051)	(255,979,834)	(328,432,595)

Net increase (decrease)	477,014	(2,000,935)	$38,214,591	$(127,571,855)

Class B
Shares sold	202,012	232,647	$12,981,712	$13,378,835

Shares converted to Class A	(2,471,240)	(1,856,171)	(155,854,549)	(108,939,611)

Shares redeemed	(1,103,536)	(2,969,648)	(70,492,423)	(169,926,130)

Net decrease	(3,372,764)	(4,593,172)	$(213,365,260)	$(265,486,906)

Class C
Shares sold	135,023	111,030	$8,914,482	$6,384,239

Shares redeemed	(499,795)	(1,150,923)	(31,596,344)	(66,207,978)

Net decrease	(364,772)	(1,039,893)	$(22,681,862)	$(59,823,739)

Advisor Class
Shares sold	128,699	162,309	$9,522,330	$10,929,583

Shares redeemed	(423,080)	(216,926)	(31,573,223)	(14,540,024)

Net decrease	(294,381)	(54,617)	$(22,050,893)	$(3,610,441)

Class R
Shares sold	59,080	18,583	$4,358,541	$1,261,994

Shares redeemed	(15,811)	(9,761)	(1,099,160)	(660,249)

Net increase	43,269	8,822	$3,259,381	$601,745

Class K
Shares sold	29,276	13,859	$2,095,396	$1,004,876

Shares redeemed	(5,515)	(270)	(393,716)	(19,299)

Net increase	23,761	13,589	$1,701,680	$985,577

Class I
Shares sold	2,094	668	$172,538	$45,377

Shares redeemed	(70)	(5,601)	(5,572)	(395,464)

Net increase (decrease)	2,024	(4,933)	$166,966	$(350,087)

During the year ended July 31, 2008, the Fund received $9,175 related to a third-party’s settlement of regulatory proceedings involving allegations of

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	23

Notes to Financial Statements

improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Industry/Sector Risk — The Fund invests principally in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Market or economic factors affecting the technology industry could have a major effect on the value of the Fund’s investments.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2008.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,133,379,232	)(a)
Unrealized appreciation/(depreciation)	75,733,150	(b)

Total accumulated earnings/(deficit)	$(2,057,646,082)

24	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

(a)

On July 31, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $2,127,310,478 of which $345,691,090 expires in 2009, $1,330,398,762 expires in 2010, and 451,220,626 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2008, the Fund deferred to August 1, 2008, post-October currency losses of $562,274 and post-October capital losses of $5,506,480. During the fiscal year, the Fund utilized capital loss carryforwards of $63,701,212.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to a net operating loss and foreign currency reclassification resulted in a decrease to accumulated net investment loss a decrease to accumulated net realized loss on investment transactions and foreign currency transactions, and a decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”)

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	25

Notes to Financial Statements

and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of July 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

26	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

Note L

Subsequent Event

On August 7, 2008, the Board of Directors of the Fund approved proposals to rename the Fund “AllianceBernstein Global Thematic Growth Fund, Inc.” and to change the Fund’s investment strategy from its focus on companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements (“technology companies”) to an investment strategy pursuing opportunistic growth across multiple industries. In connection with the change in the Fund’s name the Board of Directors also approved the elimination of the Fund’s policy to invest at least 80% of its net assets in technology companies. The Board of Directors also approved the acquisition of the assets and liabilities of AllianceBernstein Global Health Care Fund, Inc. (“GHC”), which had net assets of $103.4 million as of July 31, 2008. These changes, which are expected to be effective on or about November 3, 2008, are more fully described in the Supplement to the Current Prospectus dated August 13, 2008 previously distributed to shareholders.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 70.75		$ 54.64		$ 56.56		$ 49.14		$ 47.44

Income From Investment Operations
Net investment loss(a)	(.31)		(.45)		(.56)		(.34	)(b)	(.72	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.10)		16.56		(1.36)		7.76		2.42
Contribution from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.41)		16.11		(1.92)		7.42		1.70

Net asset value, end of period	$ 64.34		$ 70.75		$ 54.64		$ 56.56		$ 49.14

Total Return
Total investment return based on net asset value(e)	(9.06	)%*	29.49%		(3.40)%		15.10%		3.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$938,400		$998,217		$880,239		$1,067,072		$1,112,174
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.46	%(f)	1.45	%(f)	1.67	%(f)(g)	1.66%		1.65%
Expenses, before waivers/ reimbursements	1.46	%(f)	1.45	%(f)	1.67	%(f)(g)	1.68%		1.81%
Net investment loss	(.43)%		(.69)%		(.95	)%(g)	(.65	)%(b)	(1.36	)%(b)(c)
Portfolio turnover rate	118%		111%		106%		80%		80%

See footnote summary on page 35.

28	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 62.88		$ 48.95		$ 51.06		$ 44.71		$ 43.49

Income From Investment Operations
Net investment loss(a)	(.80)		(.87)		(.92)		(.68	)(b)	(1.03	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.37)		14.80		(1.19)		7.03		2.25
Contribution from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.17)		13.93		(2.11)		6.35		1.22

Net asset value, end of period	$ 56.71		$ 62.88		$ 48.95		$ 51.06		$ 44.71

Total Return
Total investment return based on net asset value(e)	(9.81	)%*	28.46%		(4.13)%		14.20%		2.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$184,615		$416,760		$549,277		$844,111		$1,100,840
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.29	%(f)	2.26	%(f)	2.46	%(f)(g)	2.43%		2.42%
Expenses, before waivers/ reimbursements	2.29	%(f)	2.26	%(f)	2.46	%(f)(g)	2.46%		2.58%
Net investment loss	(1.26)%		(1.52)%		(1.74	)%(g)	(1.42	)%(b)	(2.13	)%(b)(c)
Portfolio turnover rate	118%		111%		106%		80%		80%

See footnote summary on page 35.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 63.01		$ 49.02		$ 51.11		$ 44.73		$ 43.50

Income From Investment Operations
Net investment loss(a)	(.74)		(.83)		(.90)		(.66	)(b)	(1.02	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.39)		14.82		(1.19)		7.04		2.25
Contribution from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.13)		13.99		(2.09)		6.38		1.23

Net asset value, end of period	$ 56.88		$ 63.01		$ 49.02		$ 51.11		$ 44.73

Total Return
Total investment return based on net asset value(e)	(9.73	)%*	28.54%		(4.09)%		14.26%		2.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,553		$176,472		$188,275		$261,596		$313,166
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.20	%(f)	2.19	%(f)	2.40	%(f)(g)	2.39%		2.39%
Expenses, before waivers/ reimbursements	2.20	%(f)	2.19	%(f)	2.40	%(f)(g)	2.41%		2.55%
Net investment loss	(1.17)%		(1.44)%		(1.68	)%(g)	(1.37	)%(b)	(2.10	)%(b)(c)
Portfolio turnover rate	118%		111%		106%		80%		80%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 73.24		$ 56.37		$ 58.18		$ 50.40		$ 48.50

Income From Investment Operations
Net investment loss(a)	(.10)		(.26)		(.36)		(.20	)(b)	(.58	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.34)		17.13		(1.45)		7.98		2.48
Contribution from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.44)		16.87		(1.81)		7.78		1.90

Net asset value, end of period	$ 66.80		$ 73.24		$ 56.37		$ 58.18		$ 50.40

Total Return
Total investment return based on net asset value(e)	(8.79	)%*	29.93%		(3.11)%		15.44%		3.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,546		$56,148		$46,297		$90,583		$80,420
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.17	%(f)	1.15	%(f)	1.36	%(f)(g)	1.35%		1.35%
Expenses, before waivers/ reimbursements	1.17	%(f)	1.15	%(f)	1.36	%(f)(g)	1.38%		1.51%
Net investment loss	(.14)%		(.39)%		(.62	)%(g)	(.36	)%(b)	(1.06	)%(b)(c)
Portfolio turnover rate	118%		111%		106%		80%		80%

See footnote summary on page 35.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended July 31,							November 3, 2003(h) to July 31,
	2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 70.52	$ 54.54		$ 56.44		$ 49.08		$ 54.17

Income From Investment Operations
Net investment loss(a)	(.34)	(.54)		(.42)		(.38	)(b)	(.77	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.09)	16.52		(1.48)		7.74		(4.32)
Contribution from Adviser	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.42)	15.98		(1.90)		7.36		(5.09)

Net asset value, end of period	$ 64.10	$ 70.52		$ 54.54		$ 56.44		$ 49.08

Total Return
Total investment return based on net asset value(e)	(9.11)%*	29.30%		(3.37)%		15.00%		(9.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,904	$1,244		$481		$74		$23
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.48%	1.60	%(f)	1.59	%(f)(g)	1.71%		1.73	%(i)
Expenses, before waivers/ reimbursements	1.48%	1.60	%(f)	1.59	%(f)(g)	1.74%		1.97	%(i)
Net investment loss	(.47)%	(.84)%		(.73	)%(g)	(.70	)%(b)	(1.42	)%(b)(c)(i)
Portfolio turnover rate	118%	111%		106%		80%		80%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,					March 1, 2005(h) to July 31, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 71.33	$ 54.95		$ 56.70		$ 54.19

Income From Investment Operations
Net investment loss(a)	(.16)	(.13)		(.36)		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.15)	16.51		(1.39)		2.54
Contribution from Adviser	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.31)	16.38		(1.75)		2.51

Net asset value, end of period	$ 65.02	$ 71.33		$ 54.95		$ 56.70

Total Return
Total investment return based on net asset value(e)	(8.85)%*	29.81%		(3.09)%		4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,440	$983		$10		$11
Ratio to average net assets of:
Expenses	1.22%	1.22	%(f)	1.37	%(f)(g)	1.05	%(i)
Net investment loss	(.23)%	(.23)%		(.61	)%(g)	(.15	)%(i)
Portfolio turnover rate	118%	111%		106%		80%

See footnote summary on page 35.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,					March 1, 2005(h) to July 31, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 71.77	$ 55.18		$ 56.76		$ 54.19

Income From Investment Operations
Net investment income (loss)(a)	.13	(.18)		– 0	–(d)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.24)	16.77		(1.58	)†	2.55
Contribution from Adviser	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.10)	16.59		(1.58)		2.57

Net asset value, end of period	$ 65.67	$ 71.77		$ 55.18		$ 56.76

Total Return
Total investment return based on net asset value(e)	(8.50)%*	30.07%		(2.78)%		4.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$145	$13		$282		$10
Ratio to average net assets of:
Expenses	.80%	.98	%(f)	.94	%(f)(g)	.81	%(i)
Net investment income (loss)	.17%	(.27)%		(.01	)%(g)	.10	%(i)
Portfolio turnover rate	118%	111%		106%		80%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.45%	1.43%	1.66%
Class B	2.28%	2.24%	2.45%
Class C	2.19%	2.17%	2.39%
Advisor Class	1.16%	1.13%	1.35%
Class R	—	1.58%	1.58%
Class K	—	1.20%	1.36%
Class I	—	.96%	.93%

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Commencement of distributions.

(i)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended July 31, 2008 by 0.32%.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Technology Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Technology Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Technology Fund, Inc. at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 22, 2008

36	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, Jr., President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Janet A. Walsh(2), Senior Vice President

Siobhan F. McManus, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Ms. Walsh is the person primarily responsible for the day-to-day management of and investment decisions for the Fund.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	37

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000, and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor.	97	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## (Chairman of the Board) 76 (1992)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	99	None

38	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 66 (2005)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation)	97	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	97	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (1982)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc. with which he has been associated since prior to 2003.	97	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	39

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006; Partner Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International) Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	97	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	96	None

Marshall C. Turner, Jr, # 66 (1992)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	97	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

40	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook, member of Advisory Board of Sustainable Forestry Management Limited.	97	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

+	Mr. Mayer is an “Interested Director” as defined in the Investment Company Act of 1940, due to his position as Executive Vice President of AllianceBernstein.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	41

Management of the Fund

Officers of The Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, Jr. 48	President and Chief Executive Officer	Executive Vice President of AllianceBernstein**, since July 2008; Executive Managing Director of ABI**, since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein ‘s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Janet A. Walsh 46	Senior Vice President	Senior Vice President of AllianceBernstein**, with which she has been associated since prior to 2003.

Siobhan F. McManus 46	Vice President	Senior Vice President of AllianceBernstein**, with which she has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers, unless otherwise indicated, is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 800-227-4618 for a free prospectus or SAI.

42	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Technology Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	43

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

44	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International World Information Technology Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008. The directors noted that the Fund was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and Performance Universe for the 3-year period, 4th quintile of the Performance Group and Performance Universe for the 5-year period and 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period, and that the Fund outperformed the Index in all periods reviewed except the 5-year period, when it underperformed the Index. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., equity securities). The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund except that the Fund’s fee rate

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	45

is a quarterly fee based on net asset value at the end of each quarter and the portfolio’s fee rate is a monthly fee based on average daily net assets.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was higher than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The directors noted that the Fund’s total expense ratio was higher than the Expense Group median and lower than the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no

46	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	47

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Technology Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE RATIOS, & REIMBURSEMENTS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

48	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Net Assets 02/28/07 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,401.2	Global Technology Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $93,206 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recent semi-annual period:

Fund	Total Expense Ratio[5] (as of 01/31/08)		Fiscal Year
Global Technology Fund, Inc.	Advisor	1.14%	July 31
	Class A	1.44%
	Class B	2.25%
	Class C	2.18%
	Class R	1.53%
	Class K	1.26%
	Class I	0.78%

I. ADVISORY	FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

5	Annualized.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	49

than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund based on

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

50	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

February 29, 2008 net assets.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule[8]	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Technology Fund, Inc.	Global Technology Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
International Technology Portfolio
Class A	1.95%
Class I (Institutional)	1.15%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The advisory fees of AVPS Global Technology Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to the Fund, whose fees are based on its net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS Portfolio and the Fund.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	51

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Global Technology Fund, Inc.	0.750	0.680	5/8

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Technology Fund, Inc.	1.431	1.373	6/8	1.641	8/43

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

52	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.14 During the Fund’s most recently completed fiscal year, ABI received from the Fund $14,489, $9,964,849 and $323,669 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $3,953,850 in fees from the Fund.15

14	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $352,195 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	53

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th–75th percentile of their comparable peers.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

54	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund 19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2008.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.92	-0.99	-1.98	4/8	20/51
3 year	7.52	6.46	5.58	4/8	22/51
5 year	11.88	11.91	13.58	5/8	31/47
10 year	4.01	6.10	4.04	6/7	10/18

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	55

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Technology Fund, Inc.	0.92	7.52	11.88	4.01	13.54	16.61	0.57	5
MSCI World IT Index (Net)	0.48	7.06	12.37	3.39	N/A	15.18	0.63	5

Inception Date: March 1, 1982

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

56	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	57

AllianceBernstein Family of Funds

NOTES

58	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GT-0151-0708

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2007	$42,500	$4,908	$16,475
2008	$44,600	$3,205	$18,923

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2007	$1,198,307	$ $ $	174,572 (158,097 (16,475	) )
2008	$1,218,377	$ $ $	165,248 (146,325 (18,923	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Technology Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 26, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 26, 2008